UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ally Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ALLY FINANCIAL INC. 2022 Annual Meeting of Stockholders Vote by May 2, 2022 11:59 PM ET ALLY FINANCIAL INC. 500 WOODWARD AVENUE MC: MI-01-10-CORPSEC DETROIT, MICHIGAN 48226 D65722-P66019 You invested in ALLY FINANCIAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2022 Annual Meeting of Stockholders to be held on May 3, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of voting material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) you may (1) visit www.ProxyVote.com,(2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Shareholder Meeting Registration: To attend the Annual Meeting, go to the “Register for Meeting” link at www.proxyvote.com.PV For complete information and to vote, visit www.ProxyVote.com Control  # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 3, 2022 9:00 AM EDT JW Marriott Charlotte 600 South College Street Charlotte, North Carolina 28202 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Franklin W. Hobbs	For
1b.	Kenneth J. Bacon	For
1c.	Maureen A. Breakiron-Evans	For
1d.	William H. Cary	For
1e.	Mayree C. Clark	For
1f.	Kim S. Fennebresque	For
1g.	Melissa Goldman	For
1h.	Marjorie Magner	For
1i.	David Reilly	For
1j.	Brian H. Sharples	For
1k.	Michael F. Steib	For
1l.	Jeffrey J. Brown	For
2.	Advisory vote on executive compensation.	For
3.	Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022.	For

NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

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D65723-P66019